EXHIBIT 24.1




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



            As  independent  public  accountants,   we  hereby  consent  to  the
incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 33-61298 and 33-85522.




                                        /s/ Arthur Andersen LLP
                                        -----------------------
                                        Arthur Andersen LLP

Stamford, Connecticut,
March 26, 1997